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                          LORD ABBETT SECURITIES TRUST

                                  ALPHA SERIES

                     SUPPLEMENT DATED JULY 1, 2005 TO THE
            PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION
                            (CLASS A, B, C, P, Y)

Effective July 1, 2005, the Alpha Series portfolio of Lord Abbett Securities Trust will change its name to "Lord Abbett Alpha Strategy Fund."

With respect to the Portfolio referenced above, the section in the Prospectus entitled "Investment Managers - Alpha Series" is amended to add the following:

Alpha Series: Lord Abbett's Asset Allocation Committee oversees and reviews the allocation and investment of the Fund's assets in the underlying funds.

The Asset Allocation Committee consists of the following members: Robert S. Dow, Managing Partner and Chief Investment Officer; Robert G. Morris, Partner and Director of Equity Investments; Robert I. Gerber, Partner and Director of Taxable Fixed Income Management; Christopher J. Towle, Partner and Investment Manager; and Harold E. Sharon, Investment Manager and Director of International Core Equity. Mr. Dow, Mr. Morris, Mr. Gerber, and Mr. Towle joined Lord Abbett in 1972, 1991, 1997, and 1987, respectively. Mr. Sharon joined Lord Abbett in 2003. From 2001 to 2003 he worked as a consultant for various financial and venture capital companies; prior thereto, Mr. Sharon served as Managing Director of Warburg Pincus Asset Management and Credit Suisse Asset Management. Mr. Morris, Mr. Gerber, Mr. Towle and Mr. Sharon are jointly and primarily responsible for the day-to-day management of the Funds.